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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): May 14, 2004



                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                                       001-15223                                     76-0453392
-------------------------                        -----------------------                        ----------------------
(State or Other                                  (Commission                                    (IRS Employer
Jurisdiction of                                  File Number)                                   Identification No.)
Incorporation)


                87 Grandview Avenue, Waterbury, Connecticut 06708
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 596-2236


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1     The Registrant's Press Release dated May 14, 2004.

              This press release is being furnished pursuant to Item 12 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 14, 2004, the Registrant issued a press release to report its financial results for the quarter ended March 31, 2004. A copy of the press release is furnished pursuant to this Item 12 as Exhibit 99.1 to this Current Report on Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OPTICARE HEALTH SYSTEMS, INC.
                                   (Registrant)



Date: May 14, 2004                  /s/ William A. Blaskiewicz
                                    --------------------------
                                    Name:  William A. Blaskiewicz
                                    Title: Vice President and Chief Financial
                                           Officer


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                                  EXHIBIT INDEX
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Exhibit
Number   Description
------   -----------

99.1     The Registrant's Press Release dated May 14, 2004.



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